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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 20, 2002


                               LABRANCHE & CO INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                       001-15251            13-4064735
-----------------------------     ----------------     --------------------
(State or other jurisdiction         (Commission         (IRS Employer
     of incorporation)               File Number)       Identification No.)


ONE EXCHANGE PLAZA, NEW YORK, NEW YORK, 10006            10006
---------------------------------------------         -----------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (212) 425-1144
                                                    ---------------





                                 NOT APPLICABLE
                ------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective May 20, 2002, in view of recent widely-known events involving its independent accountants, LaBranche & Co Inc. (the "Company") dismissed Arthur Andersen LLP as its independent accountants and engaged KPMG LLP as its new independent accountants for the remainder of the fiscal year ending December 31, 2002. The Company's Audit Committee recommended, and the Company's Board of Directors authorized and approved, the decision to replace Arthur Andersen LLP with KPMG LLP as the Company's independent accountants.

         The reports of Arthur Andersen LLP on the financial statements of the Company for the past two fiscal years have contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with audits of the Company for the two most recent fiscal years and the subsequent interim period through May 20, 2002, there have been no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP, to make reference thereto in its reports on the financial statements of the Company for such years.

         During the two most recent fiscal years and the subsequent interim period through May 20, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) of the Company.

         During the two most recent fiscal years and the subsequent interim period through May 20, 2002, neither the Company nor any other person on its behalf has consulted with KPMG LLP on any application of accounting principles or any other matter set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

         The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as
Exhibit 16 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

         16 Letter of Arthur Andersen LLP to the Securities and Exchange Commission, dated May 20, 2002

                  All other Items of this report are inapplicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LABRANCHE & CO INC.



Date: May 20, 2002                 By: /s/ GEORGE M.L. LABRANCHE, IV
                                       -------------------------------------
                                       Name:  George M.L. LaBranche, IV
                                       Title: Chairman, Chief Executive Officer
                                              and President


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                                  EXHIBIT INDEX

16 Letter of Arthur Andersen LLP to the Securities and Exchange Commission, dated May 20, 2002